OTCQB: MHCC Providers of Exclusive Medical Devices & Services to Primary Care Practices INVESTOR PRESENTATION April 2014

2 Forward Looking Statements Included in this presentation are “forward - looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as well as historical information . Such forward - looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Millennium Healthcare, Inc . and its subsidiaries (collectively, the “Company”), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward - looking statements . When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward - looking statements . Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward - looking statements, although some forward looking statements are expressed differently . Additionally, statements regarding our ability to successfully develop, integrate and grow the Company’s businesses . Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control . Forward - looking statements, including with respect to the successful execution of the Company’s strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct . Such factors include, without limitation, ( i ) our ability to manage the business despite operating losses and cash outflows ; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements ; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business ; (iv) our ability to integrate the Company’s acquired businesses successfully and grow such acquired businesses as anticipated ; (v) competitive factors and developments beyond our control ; (vi) scientific and medical developments beyond our control ; (vii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business ; (viii) other risk factors disclosed in the Company’s periodic filings with the Securities and Exchange Commission which are available for review at www . sec . gov under “Search for Company Filings . ” All forward - looking statements attributable to us are expressly qualified in their entirety by these and other factors . We undertake no obligation to update or revise these forward - looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws .

3 Financial & Public Market Snapshot OTCQB: MHCC Share Price (04/07/14) $1.18 Market Cap (04/07/14) ~$80 M 3 mo. Avg. Daily Volume 80,208 52 Week Range $0.20 - $1.50 Mgmt. Ownership 42% Common Shares Outstanding 67.3 M Float 4.9 M 9M 2013 Revenue $1.5 M Gross Margins 100% 9M 2013 Net Income ($5.7) M 9M Net Earnings Per Share ($0.13)

4 Why Invest in Millennium Healthcare • Affordable Care Act focuses on prevention and early detection of high cost illnesses to avert specialists and patients from invasive, costly procedures and long - term care. • Preventative care devices and medicines are one of the fastest growing healthcare segments in the US. • Primary Care Physicians (PCPs) are competing for new preventative technologies that can expand patient treatment capabilities and enhance reimbursement revenues. • Millennium’s core business as a medical billing, coding and collection company provides MHCC with an imbedded customer base and technological advantage to easily leverage relationships for sales of preventative care devices. • Millennium has exclusive contracts for US distribution with device manufacturers that have FDA - approved/cleared and reimbursable preventative diagnostics for cancer and cardiovascular disease, giving the company a first - to - market advantage in a multi - billion dollar marketplace.

5 Corporate History • Founded in 2008 by a group of medical/surgical doctors, entrepreneurs and financial and legal professionals. • Dedicated to dramatically improving and enhancing patient care and physician efficiency by providing practice development, support and administration services, including medical procedure coding and billing. • Company’s new focus on Affordable C are Act uniquely positions Millennium to penetrate high - growth and high - margin market of medical devices designed for preventative care.

6 Executive Management Dominick Sartorio – Chief Executive Officer & Chairman - previously served as Director of New Business for Legacy Management Consulting Group , creating and implementing initiatives for client companies worth up to $ 550 million in annual sales . Mr . Sartorio was placed as acting CEO of QderoPateo LLC, a global technology firm, directing the research and development process, patent approval, product launch, and the negotiation of a 2 - year, $ 800 million sales agreement . Prior to this, Mr . Sartorio co - founded CMB Chemical Additives, LLC, a B - 12 vitamin manufacturing and distribution company . Chris Amandola – President & Director - more than 15 years of professional management, senior management and entrepreneurial experience in the medical device sector . He has held several positions at C . R . Bard Inc . , Boston Scientific Corp . and Smith & Nephew Inc . Mr . Amandola has experience and extensive knowledge in fields of Peripheral Vascular, Coronary, Gastroenterology, Wound Care and Infection Control . Anthony Urbano - Chief Financial Officer & Director - 18 years of forensic and financial accounting, finance, administration, operational, sales/marketing budgets and projections, advisory and managerial experience in entrepreneurial and high - growth companies . He also served as Managing Partner at Legacy Management Consulting Group, a private management consulting firm specializing in creating and implementing capital raises, refinancing, restructuring and turnaround initiatives . David Perry – Chief Operating Officer & Director - over twenty years in the medical device sector with Johnson& Johnson Inc . , Pfizer Medical Technology Inc . , and Boston Scientific Inc . Following this, Mr . Perry made significant contributions in the startup community by executing the sale of Fox Hollow Technologies to EV 3 Inc . , the sale of Microvention to Terumo Inc . , and bringing Cardiovascular Systems Inc . to the public market . Ralph Caselnova , MD - Chief Medical Officer - a licensed physician in the states of New York and New Jersey and certified by the American Board of Internal Medicine and the American Board of Cardiovascular Disease . He was most recently an Associate with the Amityville Heart Group, a private cardiology practice, following staff positions at Clara Maass Medical Center and Passaic Beth Israel Medical Center . He was a Cardiology fellow and then Interventional Cardiology Fellow at Seton Hall University’s St . Joseph’s and St . Michael’s Medical Centers . Prior to this, he was Chief Resident at New York Methodist Hospital .

7 Market Drivers in U.S. Healthcare Care Management and Devices Lead • Sheer demand for back - end office staff growing double digit • The number of medical codes under ICD - 10 will grow to over 140,000 from a current 20,000 1 • Use of medical devices is growing exponentially with new products in the preventive care market and the implementation of the Affordable Healthcare Act. 21% 26% 14% Medical Records & Health Information Technicians Health Tecs & Technicians All Occupations Predicted Job Growth 2010 - 2020 2 Data sources: 1 Centers for Medicare and Medicaid Services (CMS ), 2 U.S. Bureau of Labor Statistics, Employment Projections, 3 Frost & Sullivan Medical Device Market: Total World Revenue 2010 3 Care Managers and Medical Devices Lead the Market Health Care Services Growth Trends 2013

8 Millennium's Market Position in Healthcare Practice Management & Medical Devices Millennium Healthcare is support s ervices and distribution company leveraging practice management to drive revenues in high - growth, early - detection for cancer and cardiovascular disease Practice Management and Vascular Provides back - office support and services specializing in Medical Procedure Billing and Collections , Medical Procedure Coding, Call & Message Management and Emergency Dispatch . Provides physician practice administration and fully equipped facilities for minimally - invasive , in - office cardiovascular procedures . (Consolidates Vascular, Coding and Procomm business lines) Medical Devices Distributes FDA - Approved medical devices and equipment specializing in prevention and early detection . These devices are approved for reimbursement by Medicare and Commercial Insurance carriers . Reimbursable costs are closely aligned with Affordable Healthcare ACT IDC codes . Skin Cancer Test

9 Millennium Practice Management Core Business Segment • Full suite of back - office management services for medical practices. • Services are ICD - 10 compliant and include all aspects of medical billing and collections along with medical diagnosis and procedure coding and training for ICD - 10, electronic medical records implementation and support. • Clinical Documentation Improvement (CDI) Program Services include concurrent and retrospective CDI Reviews, DRG Validation Services and secure remote and on - site medical procedure coding. • Call processing and message management for the medical and healthcare industries, the service and trade industries, and the professional and business industries. • Call answering and emergency dispatch services using state - of - the - art technology designed specifically to manage call answering, messaging and paging services that includes call archiving for records validation.

10 Practice Management Business Unique Value for a Fast - Growing Market • A - la - cart pricing for various services • Currently servicing approximately 200 clients including primary care physicians in NY/NJ region • Client base growing at approximately 50% per year • Key group for business development of other products and services (i.e. Medical Devices) • Represented 100% revenues in 2013 ($1.5M for 9 mos. 9/30/13) ICD - 9 - CM ICD - 10 - CM Arterial hypertension Essential hypertension Hemiblock Fascicular block High blood pressure Essential hypertension Hypertension Chronic kidney disease Hypertensive chronic kidney disease Hypertensive renal disease Hypertensive chronic kidney disease Left bundle brand hemiblock Left anterior fascicular block Left posterior fascicular block ICD Codes Changing to ICD - 10 Requires A High Level of Expertise and Management

11 Affordable Care Act Market Opportunity for Preventatives and Early Stage Detection Affordable Care Act • Cost of all preventative testing covered 100% by Medicare and private carriers as of January 2014 • Immediate anticipated impact = significant increase in demand for medical tests • Goal is to identify at - risk populations and treat/apply prevention early to avoid high cost treatment of later stage disease • Opportunity for Primary Care Physicians (PCPs), lowest paid in sector, to increase income through preventative testing Data sources: 1 BBC Research President Obama signing the Patient Protection and Affordable Care Act on March 23, 2010. Preventative Healthcare Market • Overall sales U.S. market for new preventive healthcare technologies and services were worth nearly $9 billion in 2008, which further increased to $11 billion in 2009. By 2014, sales are projected to increase to nearly $16 billion, for a 5 - year CAGR of 8.2%*. • The sales in products were valued at $7 billion in 2008. It increased to $8.5 billion in 2009, and projected to reach $12 billion in 2014, for a 5 - year CAGR of 7.4%*. • Sales in the preventive healthcare technologies services were worth $2 billion in 2008, and increased to nearly $2.4 billion in 2009. By 2014, they are projected to increase to $4 billion, for a 5 - year CAGR of 10.8%*.

12 Medical Devices Detection and Prevention Devices’ In - Room Advantages • Millennium's products are cost effective, FDA approved and reimbursable by Medicare and Insurance providers. • Products focus on preventative and diagnostic testing , designed to be used in the routine patient assessment phase of a patient visit to a Primary Care Physician (PCP ). • Medical Assistants ( MA), Nurse, Nurse Practitioner (NP), Physician Assistant (PA) and Physicians can easily administer tests during routine patient assessment phase of visit to a PCP. • Millennium fully trains all staff on administration of tests, collection of sample and processing. • New business in beta phase, placements currently underway, revenues to recognize in 4Q 14.

13 Oral CDx Brush Test for Oral Cancer DermCDx ™ Skin Cancer Test VasoScan ANS Test Exclusive U.S. Distribution Medical Devices Products Leading FDA - Approved Screening Products Current Products • Capitalizing on more than more than 200 existing client relationships within practice management business for direct sales of devices to PCP practices • Executed contracts with more than 300 new PCP practices and consortiums with an additional 1,000 locations anticipated Skin Cancer Test

14 Oral Cdx BrushTest ™ • The Oral Cdx BrushTest ™ is a clinically - proven , non - invasive test, which can help detect oral cancer by allowing quick, easy, painless, accurate and routine detection of oral dysplasia , including the HPV virus. • Designed to be used in the routine patient assessment phase of a patient visit • Recommended by both the National Cancer Institute and the American Dental Association. • Both the physician’ s fee for performing the brush biopsy and the laboratory fee charged for analyzing the oral s wab specimen are currently covered benefits by most insurance, including Medicare. • Based on actual, current reimbursement levels to our laboratory partner, the US market potential for the Oral CDx dysplasia test is in excess of $1B annually .

15 Patented and Proprietary Components A patented brush biopsy method of sampling oral spots that can be easily performed by any physician , nurse practitioner, physician’ s assistant, clinician or dentist. The resultant tissue specimen is then sent to the CDx laboratory for testing and results. A patented and proprietary computer - assisted analysis of the brush biopsy specimen is performed and the results are sent to the PCP.

16 DermCDx ™ Skin Cancer Test • DermCDx is a minimally invasive test that combines a patented brush biopsy sampling instrument with computer - assisted three dimensional laboratory analysis. • Brush biopsy test kit used to confirm basal cell carcinoma (BCC) resulting in expedited referral to a dermatologist for treatment. • BCC is most common form of skin cancer 1 • Over 2 million new cases in U.S. each year 1 • While this type of skin cancer usually grows slowly, early diagnosis and treatment is important because it can grow both wide and deep, destroying tissue. • Anticipated launch 4Q14 Basal C ell C arcinoma (BCC) 1 Data Source: American Academy of Dermatology

VasoScan™

Millennium Healthcare

VasoScan™

- VasoScan is designed to analyze the ANS (**Autonomic Nervous System**) function, Stress and **Peripheral Blood Circulation.**
- Provides **objective data** to help assess disorders such as Depression, Anxiety, Sleep disorder, Poor concentration, Mental/physical stress degree, chronic fatigue and **blood circulation**.
- In **less than three minutes**, VasoScan helps provide early detection of arterial wall elasticity and determination of biological arterial age.
- VasoScan is **non-invasive** using a LED/photodiode finger probe sensor. The system is **FDA-approved**, lightweight and portable (1.5 lbs). A **user-friendly**, color printout data sheet provides quick results.


VasoScan™
NEVER MISS A BEAT.
79



17

18 VasoScan ™ Market Penetration • SAAS (service as a software) cloud - based, HIPPA compliant • Single hardware unit, pay - per - test • Contracted for minimum 200 units in calendar year 2014 • Average PCP in network sees 50 to 150 patients per day

19 Current Financial Overview Unaudited NINE MONTHS ENDED SEPTEMBER 30, 2013 NINE MONTHS ENDED SEPTEMBER 30, 2012 Revenue 1,483,107 1,158,511 Gross Profit 1,483,107 1,158,511 Total operating expenses 7,224,222 2,548,226 Net Income (Loss) (5,740,481) (5,291,125) Net Earnings (Loss) Per Share – Basic and Diluted (0.13) (0.27) SEPTEMBER 30, 2013 Cash & Receivables 2,100,000 1 Total Assets 6,536,816 Total Liabilities 7,530,863 1 In a CEO address and press release on March 31, 2014 the Company reported an unaudited cash and accounts receivable balance of approximately $2.1 million on December 31, 2013 compared to $1.3 million the prior period.

20 Investment Summary • Rapidly - growing preventative care device market driven by Affordable Care Act legislation • E xclusive contracts for innovative, FDA - approved and reimbursable devices (3 devices currently in pipeline, 1 pending) • Competitive advantages through established physician network and expertise in technological implementation • Rapid physician adoption demonstrated • E xecuted contracts with more than 300 PCPs since initial market outreach in December 2013 with an additional 1,000 locations anticipated • P lans to roll out 200 locations by 1H2015

21 Contact Millennium Healthcare, Inc. 400 Garden City Plaza Suite – 440 Garden City, NY 11530 www.millenniumhcs.com John Mattio Investor Relations Telephone: 516 - 628 - 5500 investor@millenniumhcs.com